VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated November 16, 2012 to the Vaughan Nelson Small Cap Value Fund Class A, B, C and Y Prospectus, dated May 1, 2012, as may be revised or supplemented from time to time.

Effective immediately, the paragraph below replaces the first paragraph in the section entitled “Purchase and Sale of Fund Shares” in the Fund’s Summary.

The Fund is closed to new investors; however, in its sole discretion, Vaughan Nelson may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund. For more information please see the section “It’s Easy to Open an Account” in the Prospectus.

Effective immediately, the sentence below replaces the second sentence in the sub-section entitled “Choosing a Share Class” within the section “Fund Services – Investing in the Funds”.

The Vaughan Nelson Small Cap Value Fund is currently closed to new investors; however, in its sole discretion, Vaughan Nelson may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Effective immediately, the first bulleted paragraph under item 1 in the sub-section entitled “To Open an Account with Natixis Funds” within the section “Fund Services – It’s Easy to Open an Account” is amended and restated as follows:

•

The Vaughan Nelson Small Cap Value Fund was closed to new investors effective July 31, 2009. The Fund remains open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants (including new participants in such plans). The Fund may not be added to any employee benefit platforms. Qualified plans that held the Fund prior to October 16, 2009 may continue to invest in the Fund. In its sole discretion, Vaughan Nelson may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.